ORCHID ISLAND CAPITAL, INC. AND
BIMINI CAPITAL MANAGEMENT,

INC. ANNOUNCE
THIRD AMENDMENT TO MANAGEMENT AGREEMENT
●
Third Amendment to Management Agreement
●
Internalization of Funding and Custody/Settlement Operations
●
Hiring of Patrick Doyle by Bimini Capital, Inc.
Vero

Beach, Fla., November 17, 2021

- Orchid Island Capital, Inc.

(“Orchid”) (NYSE: ORC) and Bimini
Capital,

Inc.

(“Bimini”)

(OTCQB:

BMNM)

jointly

announced

today

that

effective

as

of

November

16,
2021,

Orchid

and

its

external

manager,

Bimini

Advisors,

LLC

(the

“Manager”),

entered

into

a

Third
Amendment (the

“Amendment”) to

the Management

Agreement between

Orchid and

the Manager

dated
February 20, 2013, as

previously amended (the

“Agreement”).

The Manager is a

wholly-owned subsidiary
of Bimini.

Pursuant to

the Agreement, the

Manager performs management

services relating to

the mortgage-backed
securities

portfolio,

business

activities

and

day-to-day

operations

of

Orchid.

In

consideration

for

those
services, the

Manager receives

management fees

as well

as reimbursement of

certain costs

and expenses
from

Orchid.

Also

pursuant

to

the

Agreement,

certain

repurchase

agreement

trading,

clearing

and
administrative services

are provided

to Orchid

by AVM,

L.P.

(“AVM”).

Orchid pays

the fees

for those
services directly to AVM.

Bimini

and

the

Manager

are

taking

steps

to

internalize

the

repurchase

agreement

trading,

clearing

and
administrative services that are currently provided by AVM.

Pursuant to the Amendment, Orchid and the
Manager have

agreed that

Orchid’s agreements with

AVM will be terminated and

the Manager

will become
responsible for the performance of repurchase agreement trading,

clearing and administrative services.

Following termination

of the

AVM arrangements and in

consideration for

the repurchase

agreement trading,
clearing and administrative services

to be performed by the

Manager, Orchid will pay the following

fees to
the Manager:
●
A

daily

fee

for

repurchase

agreement

funding

transaction

services

equal

to

the

product

of

the
outstanding principal balance of repurchase

agreement funding in place as

of the end of

such day
and the applicable basis point factor set forth in the Amendment,

divided by 360; and
●
A

fee

for

the

clearing

and

operational

services

provided

by

personnel

of

the

Manager

equal

to
$10,000 per month.
Pursuant

to

the

Amendment,

Orchid

is

also

required

to

pay

its

allocable

share

of

fees

incurred

for
safekeeping,

transactions

and

cash

services

provided

to

Orchid

by

the

Bank

of

New

York

Mellon

(the
“BNYM Fee”) directly to the Bank of New York Mellon.

Orchid’s allocable share of the BNYM Fee will
be equal to Orchid’s percentage of all

the assets under management by

the Manager, inclusive of the assets
of Bimini (measured as of the first day of each month).

AVM

also

performs repurchase

agreement trading,

clearing and

administrative services

for

Bimini with
respect to

its mortgage-backed

securities portfolio.

The Manager’s

internalization of

these services

will
allow Bimini to

terminate its arrangements

with AVM,

and the

Manager will become

responsible for the
performance of these services for Bimini.

Bimini

has

hired

Patrick

Doyle,

effective

as

of

December

1,

2021,

to

lead

the

Manager’s

repurchase
agreement trading, clearing and

administrative services.

From 1998 until

joining Bimini, Mr.

Doyle was
employed by AVM,

most recently as Head of Funding and Liquidity.

Commenting on the

Amendment, the internalization

of certain functions

and the hiring

of Patrick

Doyle,
Robert E. Cauley, the Chairman and CEO of Orchid and Bimini, stated, “We are very pleased to welcome
Pat

to

Bimini.

Pat

has

significant

expertise

and

experience

in

the

repo

markets,

as

well

as

extensive
knowledge of the

settlement and operations

related practices of

our business. As

a manager of repo

funding
operations

at

AVM,

Pat

has

worked

with

Bimini

since

2003.

Once

these

critical

functions

are

being
performed by Bimini for Orchid, we will be able to provide them in an efficient and cost-effective manner with the help of one

of the funding market’s leading professionals.”

Mr. Doyle added, “The opportunity to
work with Bimini is very exciting

for me. I have been

working with Bimini as a client

since their inception
in 2003.

This opportunity is

a natural

fit for

both of

us. I

look forward to

enhancing Bimini’s

abilities to
fund

their

portfolios

under

management,

to

create

new

operational

efficiencies,

and

to

enhance

the
management of liquidity risks.”

About Orchid Island Capital, Inc.
Orchid

Island

Capital,

Inc.

is

a

specialty

finance

company

that

invests

on

a

leveraged

basis

in

Agency
RMBS. Our

investment strategy

focuses on,

and our

portfolio consists

of, two

categories of

Agency RMBS:
(i) traditional

pass-through Agency RMBS,

such as

mortgage pass-through certificates

and collateralized
mortgage obligations

issued by

Fannie Mae,

Freddie Mac

or Ginnie

Mae, and

(ii) structured

Agency RMBS.
The Company

is managed

by Bimini

Advisors, LLC,

a registered

investment adviser

with the

Securities
and Exchange Commission.
About Bimini Capital Management, Inc.
Bimini

Capital

Management,

Inc.

invests

primarily

in,

but

is

not

limited

to

investing

in,

residential
mortgage-related securities

issued by

Fannie Mae,

Freddie Mac

and Ginnie

Mae. Its

objective is

to earn
returns on

the spread

between the

yield on

its assets

and its

costs, including

the interest

expense on

the
funds it borrows.

In addition, Bimini generates a significant portion of its revenue serving as the manager of the MBS portfolio of Orchid Island Capital, Inc.

Forward-Looking Statements
This

press

release

contains

forward-looking

statements

within

the

meaning

of

the

Private

Securities
Litigation Reform Act

of 1995

and other federal

securities laws. These

forward-looking statements

include,
but

are

not

limited

to,

statements

about

the

transition

of

services

from

AVM

to

the

Manager

and

the
performance of repurchase

agreement funding, clearing

and administrative services

by the Manager. These
forward-looking

statements

are

based

upon

Orchid’s

and

Bimini’s

present

expectations,

but

these
statements are

not guaranteed

to occur.

Investors should

not place

undue reliance

upon forward-looking
statements.

For

further

discussion

of

the

factors

that

could

affect

outcomes,

please

refer

to

the

“Risk
Factors” section

of the Annual

Report on

Form 10-K

for the

fiscal year

ended December

31, 2020

of Bimini
and Orchid, respectively